Exhibit 99.1

Supplemental Financial & Property Information
June 30, 2003

This supplemental package should be considered along with the Company’s reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company.  This package has not been reviewed and audited by any outside individual or agency.  No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package.  Past performance may not be indicative of future performance.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company’s reports filed with the Securities and Exchange Commission.  A copy of this report is available on the Company’s web site at www.PriceLegacy.com .

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements.  The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC’s web site at http://www.sec.gov, which discuss factors that could adversely affect the company’s results.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.  Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

Price Legacy uses non-GAAP financial measures in its supplemental disclosure.  Price Legacy believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (REITs).  A description of these measures and the reasons why Price Legacy believes such measures are useful are set forth below.

Funds from Operations (FFO)

The Board of Governors of the National Association for Real Estate Investment Trusts (NAREIT) defines FFO as net income in accordance with GAAP, excluding depreciation and amortization expense and gains (losses) from depreciable operating real estate.  Price Legacy calculates FFO in accordance with the NAREIT definition, which also excludes provisions for asset impairments and gains (losses) from the sale of investments, and adjusts for preferred dividends.  Price Legacy believes that FFO is helpful to investors as a measure of financial performance because, along with cash flow from operating activities, financing activities and investing activities, FFO provides investors with an indication of the ability of a REIT to incur and service debt, to make capital expenditures and to fund other cash needs.  In addition, Price Legacy believes that FFO provides useful information about our performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.  FFO does not represent the cash flows from operations defined by GAAP, may not be comparable to similarly titled measures of other companies and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity.  Excluded from FFO are significant components in understanding our financial performance.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

EBITDA is defined as net income before interest expenses, income taxes, depreciation and amortization, gains (losses) from sales of depreciable operating real estate, and provisions for asset impairment.  Given the nature of Price Legacy’s business as a REIT, the company believes that EBITDA is helpful to investors as a measure of its performance because EBITDA excludes various items that do not relate to or are not indicative of operating performance, such as gains and losses from sales of real estate and real estate related depreciation and amortization.  Price Legacy also believes that EBITDA provides a meaningful performance measure of its ability to service debt and fund dividends, capital expenditures and other cash needs.  EBITDA is not a measure of operating results or cash flows from operating activities as defined by GAAP, may not be comparable to similarly titled measures of other companies and should not be used as an indicator of cash available or as an alternative to cash flows.

Table of Contents

Price Legacy

About the Company

Second Quarter Review

Shareholder Information

Funds from Operations per Common Share

Quarterly Operating & Portfolio Highlights

Consolidated Statements of Operations

Quarterly Funds from Operations and Funds Available for Distribution

Market/Operational Information

Consolidated Balance Sheets

Real Estate Portfolio

Property List

Top Ten Tenants

Lease Expiration Schedule

Retail Vacancy & Net Absorption Change

Geographic Distribution

Acquisitions & Dispositions Schedule

Debt Schedule

ABOUT THE COMPANY

Price Legacy is a fully-integrated real estate company with acquisition, disposition, development, property management, leasing, marketing and accounting personnel.  The Company acquires, operates, develops and sells open-air shopping centers nationwide.  Price Legacy has 49 properties which comprise approximately 8.5 million square feet of gross leasable area.  The Company manages its properties through regional offices located in Arizona, California, Florida, Virginia and Utah.  Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc.  Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants.  Price Legacy lists its common stock on the American Stock Exchange under the symbol XLG.  The Company’s Series A Preferred Stock is listed on the NASDAQ under the symbol PRENP.  The following pages summarize some information concerning the Company.  If you have any questions please email us at InvestorRelations@pricelegacy.com.  For more information on Price Legacy, please visit the company’s web site at www.PriceLegacy.com or refer to the documents we file with the Securities and Exchange Commission at the SEC’s website at www.SEC.gov.

SECOND QUARTER REVIEW

During the second quarter, the Company reported Funds from Operations (FFO) of $0.06 per common share or $2.2 million and FFO for the six months ended June 30, 2003 were $4.3 million or $0.12 per common share.

The Company sold three properties during the quarter, two located in California and one in Connecticut.  The first was a small property (22,000 sq.ft. of GLA) occupied by Barnes & Noble located in Northridge, California.  The sales price was approximately $5.9 million and the property was sold as part of a 1031 exchange. The second California property was located in Inglewood, comprised approximately 120,000 sq.ft. and sold for approximately $4.0 million.  The third property, located in New Britain, Connecticut, was approximately 112,400 sq.ft., and sold for approximately $3.5 million.  The New Britain and Inglewood properties were both unoccupied.

The Company also announced during the quarter that a declaratory relief action was sought by the Series A appointed directors regarding voting rights.  The lawsuit seeks a declaration that the plaintiff directors are not required to vote with respect to a proposed redemption of Price Legacy’s Series A preferred stock in a manner that that would be detrimental to the interests of holders of Series A preferred stock and are entitled to vote in a manner that reflects and supports those interests rather than prefer the interests of other classes of Price Legacy’s equity securities.

SHAREHOLDER INFORMATION

Corporate Offices

Price Legacy Corporation

Excel Centre

17140 Bernardo Center Drive, Suite 300

San Diego, CA  92128

Phone:  858-675-9400

Fax:  858-675-9405

www.PriceLegacy.com

Exchange Listing

Common Stock:

American Stock Exchange, symbol XLG

Series A Preferred Stock:

NASDAQ, symbol PRENP

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services

Stock Transfer Department

P.O. Box 54261

Terminal Annex

Los Angeles, CA  90054

Phone:  800-522-6645

www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig

17140 Bernardo Center Drive, Suite 300

San Diego, CA  92128

Phone:  858-675-9400

Email:  investorrelations@pricelegacy.com

Funds from Operations
per Common Share(1)

(1)          For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company’s Form 10Q filed with the Securities and Exchange Commission.

Price Legacy Corporation

Quarterly Operating Highlights

(in thousands, except per share data)

Three Months Ended June 30, 2003
Net Income	$6,144
Net loss applicable to common shares	$(6,279)
Net loss per common share — Diluted	$(0.17)

Funds from Operations before preferred dividend	$14,621
Funds from Operations available to common shareholders	$2,198
Funds from Operations per Common Share — Diluted	$0.06
EBITDA	$21,280

Portfolio Highlights

Operating Real Estate
Number of Properties	49
Gross Leasable Area	8.52	million sq. ft.
Percent Leased	93.1%
Average Rent per Leased Square Foot	$11.87

	Estimated GLA
Real Estate Under Development
Redhawk Towne Center Phase I – Temecula, CA	422,859	sq.ft.
Redhawk Towne Center Phase II – Temecula, CA	98,760	sq.ft.
The Shops at the Old Mill District Phase II – Bend, OR	50,000	sq.ft.
Newport on the Levee – Newport, KY	339,759	sq.ft.
Anaheim Garden Walk – Phase I—Anaheim, CA	266,275	sq.ft.
Anaheim Garden Walk – Phase II—Anaheim, CA	129,000	sq.ft.
Los Arcos – Scottsdale, AZ	to be determined
Millenia Plaza — Phase II — Orlando, FL	154,373	sq.ft.

Price Legacy Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited - amounts in thousands, except per share data)

	Second Quarter Three Months Ended June 30		Year-to-Date Six Months Ended June 30
	2003	2002	2003	2002

Rental revenues	$32,197	$27,954	$63,902	$54,857

Expenses
Operating and maintenance	6,773	5,081	12,903	10,022
Property taxes	3,894	3,218	7,623	6,296
Depreciation and amortization	5,828	3,945	10,181	7,987
General and administrative	1,830	1,652	3,813	4,457
Total expenses	18,325	13,896	34,520	28,762

Operating income	13,872	14,058	29,382	26,095

Interest and other
Interest expense	(6,659)	(5,646)	(13,269)	(11,888)
Interest income	113	1,119	925	2,388
Equity in earnings of joint ventures	1,014	136	1,164	314
Total interest and other	(5,532)	(4,391)	(11,180)	(9,186)

Income from continuing operations	8,340	9,667	18,202	16,909

Discontinued operations:
Income from operations	118	3,845	165	5,477
Provision for asset impairment	—	(2,528)	—	(2,528)
Net loss on sale of real estate	(2,314)	(843)	(2,521)	(843)
(Loss) gain on discontinued operations	(2,196)	474	(2,356)	2,106

Net income before gain on sale of real estate	6,144	10,141	15,846	19,015

Net gain on sale of real estate	—	3	687	291

Net income	6,144	10,144	16,533	19,306

Dividends to preferred stockholders	(12,423)	(12,183)	(24,783)	(24,308)

Net loss applicable to common stockholders	$(6,279)	$(2,039)	$(8,250)	$(5,002)

Basic and diluted net loss per common share	$(.17)	$(.05)	$(.22)	$(.12)

Weighted average common shares outstanding Basic and diluted	36,995	40,727	37,012	40,727

Dividends per preferred share	$.35	$.35	$.70	$.70

For complete information please see accompanying notes contained in the Company’s Form 10Q  filed with the Securities and Exchange Commission

Price Legacy Corporation

Quarterly Funds from Operations & Funds Available for Distribution

(unaudited - amounts in thousands, except per share data)

	Three Months Ended
	31-Dec-02	31-Mar-03	30-Jun-03

Funds From Operations after preferred dividends
Net Income	$4,165	$10,389	$6,144

Depreciation & Amortization (1)	6,384	4,551	6,163
Asset Impairment	3,375	––	––
(Gain)/loss on Sales of Depreciable Real Estate, net	(136)	(480)	2,314
Non-cash effect of accounting change by equity investor	672	––	––
Funds from Operations (before preferred dividends)	14,460	14,460	14,621
Preferred Stock Distributions	(12,300)	(12,360)	(12,423)
Funds from Operations (after preferred dividends)	$2,160	$2,100	$2,198
Per Common Share — Diluted	$0.06	$0.06	$0.06

Funds Available for Distribution
Funds from Operations	$14,460	$14,460	$14,621
Deferred Rents	(958)	(909)	(690)
Capitalized Tenant Improvements Paid (2)	(271)	(405)	(189)
Capitalized Leasing Commissions Paid (2)	––	(99)	––
Principal Debt Payments — Recurring	(923)	(1,143)	(879)
Other CAPEX	(153)	––	(14)
Total Funds Available for Distribution	$12,155	$11,904	$12,849

Dividends
Preferred A Shares	$9,602	$9,602	$9,602
Preferred B Shares (non-cash/accrued in kind)	2,698	2,758	2,821
Total Distributions	$12,300	$12,360	$12,423

	at December 31, 2002	at March 31, 2003	at June 30, 2003
Shares Outstanding
Weighted Average Common Shares Outstanding	37,256	37,029	36,995
Common Shares Outstanding	37,256	36,999	36,964
8¾% Series A Cumulative Redeemable Preferred Stock	27,434	27,434	27,434
9% Series B Convertible Redeemable Preferred Shares	19,667	19,667	19,667

(1)  Includes depreciation and amortization of joint venture partnerships.  Excludes depreciation and amortization of non-real estate assets.

(2)  Excludes projects under development and still being stabilized.

Price Legacy Corporation

Market/Operational Information

(unaudited - amounts in thousands, except per share data)

	Market Data Closing Price as of:
	December 31, 2002	March 31, 2003	June 30, 2003

Common Stock Information
Shares Outstanding	37,256	36,999	36,995
Market Price Per Share	$2.80	$2.55	$3.75
Common Equity	$104,317	$94,347	$138,731

8 ¾% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,434	27,434	27,434
Market Price Per Share	$16.60	$16.28	$16.82
Series A Equity	$455,404	$446,626	$461,440

9% Series B Convertible Redeemable Preferred
Shares Outstanding	19,667	19,667	19,667
Issuance Price per Share	$5.56	$5.56	$5.56
Series B Equity	$109,349	$109,349	$109,349

Market Capitalization Calculations
Equity Market CAP	$669,070	$650,322	$709,520
Total Debt	$579,452	$583,617	$576,170
Total Market CAP	$1,248,522	$1,233,939	$1,285,690

Total Debt to Total Market CAP	46%	47%	45%

Capital Availability
Cash (excludes restricted cash)	$11,471	$12,771	$17,709
Available under Line of Credit	39,700	34,100	35,300

Total Line of Credit	$100,000	$100,000	$100,000

Dividend Data
8 ¾% Series A Preferred Dividend	$9,602	$9,602	$9,602
9% Series B Preferred Dividend (Paid in Kind)	2,698	2,758	2,821
Total	$12,300	$12,360	$12,423

Price Legacy Corporation

Market/Operational Information

(unaudited - amounts in thousands, except ratios)

	31-Dec-02	31-Mar-03	30-Jun-03
Operational Statistics

Net Income	$4,165	$10,389	$6,144
Interest Expense	7,123	6,610	6,659
Depreciation and Amortization(1)	6,384	4,551	6,163
Asset Impairment	3,375	—	—
(Gain)/loss on sale of Real Estate	(136)	(480)	2,314
EBITDA (a)	20,911	21,070	21,280

Interest Expense	7,123	6,610	6,659
Capitalized Interest	484	525	478
Principal Debt Payments — Recurring	923	1,143	879
Preferred Cash Distributions	9,602	9,602	9,602
Fixed Charges (b)	18,132	17,880	17,618

Fixed charge coverage ratio (a/b)	1.15	1.18	1.21

Interest Expense	7,123	6,610	6,659
Capitalized Interest	484	525	478
Principal Debt Payments — Recurring	923	1,143	879
Debt service (c)	8,530	8,278	8,016

Debt coverage ratio (a/c)	2.45	2.55	2.65

(1)                                  Includes depreciation and amortization of joint venture partnerships.  Excludes depreciation and amortization of non-real estate assets.

PRICE LEGACY CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	June 30 2003	December 31 2002
	(unaudited)
ASSETS

Real estate assets
Land and land improvements	$435,525	$446,331
Building and improvements	682,443	668,671
Construction in progress	27,781	35,235
	1,145,749	1,150,237
Less accumulated depreciation	(43,640)	(34,617)
	1,102,109	1,115,620

Investment in real estate joint ventures	27,086	26,019
Cash and cash equivalents	17,709	11,471
Restricted cash	11,289	8,787
Accounts receivable, net of allowance of $1,398 and $1,669	7,436	6,036
Notes receivable	58,967	62,788
Interest receivable	14,930	16,032
Deferred rents	9,898	9,460
Other assets	15,675	16,805
Total assets	$1,265,099	$1,273,018

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Mortgages and notes payable	$486,256	$487,811
Revolving line of credit	64,700	60,300
Accounts payable and other liabilities	25,214	31,341
Total liabilities	576,170	579,452

Commitments

Minority interests	595	595

Stockholders’ equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,434,166 shares issued and outstanding	399,615	399,615
Series B preferred stock, junior, convertible, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 shares issued and outstanding	106,234	106,234
Common stock, $0.0001 par value, 94,691,374 shares authorized, 36,963,756 and 37,255,748 issued and outstanding	4	4
Additional paid-in capital	183,940	184,720
Accumulated other comprehensive loss	(2,107)	(921)
Retained earnings	648	3,319
Total stockholders’ equity	688,334	692,971
Total liabilities and stockholders’ equity	$1,265,099	$1,273,018

For complete information please see accompanying notes contained in the Company’s Form 10Q  filed with the Securities and Exchange Commission.

Price Legacy Corporation

Supplemental Disclosure - Quarter End June 30, 2003

Real Estate Portfolio - Property List

Property Name		City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Partial List of Anchor Owned Tenants	Anchor Tenants Not Owned

Retail Properties
1	Tucson	Marana	AZ	1999	40,087	39,247	97.9%	PETsMART	Costco , Home Depot
2	Mesa Pavilions	Mesa	AZ	2001	307,719	250,404	81.4%	Circuit City, PETsMART	Costco, Kmart, Target
3	The Groves	Tempe	AZ	2001	247,995	229,796	92.7%	Circuit City, J.C. Penney	Wal-Mart
4	Safeway Center	Phoenix	AZ	2002	70,428	69,031	98.0%	Safeway
5	Chula Vista/Rancho del Rey	Chula Vista	CA	1993	6,700	6,700	100.0%	Burger King	Costco
6	San Diego/Rancho San Diego	Rancho San Diego	CA	1998	98,396	98,396	100.0%	Ross, Rite Aid, Petco
7	Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
8	Roseville	Roseville	CA	1997	188,493	188,493	100.0%	Sports Authority, Staples	Costco, Home Depot
9	San Diego/Carmel Mountain	San Diego	CA	1991	35,000	35,000	100.0%	Claim Jumper	Costco
10	San Diego/Morena	San Diego	CA	1981	443,200	435,200	98.2%	Costco Wholesale
11	San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART, Staples	Costco
12	Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot , PETsMart	Costco
13	Cypress Creek	Ft. Lauderdale	FL	2001	229,034	214,034	93.5%	Regal Cinemas, Office Depot
14	Oakwood Plaza	Hollywood	FL	2001	871,723	871,723	100.0%	Home Depot, Dave & Buster’s
15	Kendale Lakes Plaza	Miami	FL	2001	404,553	292,503	72.3%	Kmart, PETsMART
16	Cross County	W Palm Beach	FL	2001	357,537	347,869	97.3%	Kmart, Winn Dixie, Ross
17	Millenia Plaza	Orlando	FL	2001	404,336	404,336	100.0%	Home Expo, Linens ‘N Things
18	Heather Island	Ocala	FL	2002	70,970	69,635	98.1%	Publix Supermarket
19	Greensburg	Greensburg	IN	2001	272,893	269,693	98.8%	Wal-Mart
20	Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe’s
21	Newport on the Levee (1)	Newport	KY	1998	339,759	263,611	77.6%	AMC, Barnes & Noble	Newport Aquarium
22	Moorestown	Maple Shade	NJ	1989	201,351	201,351	100.0%	Lowe’s, Sports Authority
23	Wayne	Wayne	NJ	1991	348,063	293,283	84.3%	Costco, Sports Authority
24	Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
25	Westbury	Westbury	NY	1992	398,602	288,548	72.4%	Costco, Borders, Marshall’s
26	Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe’s
27	Philadelphia	Bensalem	PA	1991	307,771	284,047	92.3%	Home Depot
28	Rice Creek Village	Columbia	SC	2002	66,471	65,361	98.3%	Publix, Douglas & Associates
29	Cherrydale Point	Greenville	SC	2002	297,928	296,528	99.5%	Ingles Markets, Goody’s, Ross Stores
30	Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco, Best Buy, Borders
31	Hampton	Hampton	VA	1987	45,605	45,605	100.0%	Sports Authority
32	Dulles Town Crossing	Sterling	VA	2002	737,503	733,803	99.5%	Lowe’s, Wal-Mart, Sam’s
				TOTAL	7,676,400	7,178,480	93.5%

Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Anchor Owned	Anchors Not Owned
Joint Ventures
33 Fresno (Blackstone Ventures (50%)	Fresno	CA	1998	121,287	121,287	100.0%	Bed Bath & Beyond, Ross, SportMart, Pier 1
34 Shops at the Old Mill District (50%)	Bend	OR	2000	153,450	131,390	85.6%	Regal Cinemas, GAP
			TOTAL	274,737	252,677	92.0%

	TOTAL RETAIL PORTFOLIO			7,951,137	7,431,157	93.5%

Non-Retail Properties Office Properties
35 Scottsdale City Center	Scottsdale	AZ	2000	66,230	56,483	85.3%
36 Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
37 Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Price Legacy, UBS Painewebber
38 Hollywood/Oakwood Business Ctr	Hollywood	FL	2001	141,150	129,558	91.8%	KOS Pharmaceuticals
	TOTAL			415,542	394,203	94.9%
Joint Ventures
39 Newport Centre (55% )(2)	Winnipeg	Canada	1992	159,832	115,371	72.2%
	TOTAL			159,832	115,371	72.2%

Hospitality
40 Grand Hotel	Grand Tusayan	AZ	1998	121 rooms	121 rooms	n/a
	TOTAL			—	—
	TOTAL NON-RETAIL PORTFOLIO			575,374	509,574	88.6%

	TOTAL OPERATING PORTFOLIO			8,526,511	7,940,731	93.1%

(1)  Consolidated Joint Venture

(2)  As of June 1, 2003

Property Name	City	State	Acquired

41 Tucson	Marana	AZ	1999
42 Anaheim Garden Walk (88%)	Anaheim	CA	1998
43 Redhawk Towne Center	Temecula	CA	1999
44 Redhawk Towne Center Phase II (1)	Temecula	CA	2002
45 Fountain Valley Land Pad	Fountain Valley	CA	1998
46 Yosemite Land	Yosemite	CA	1998
47 International Business Park	Orlando	FL	1999
48 Millenia Plaza Phase II (1)	Orlando	FL	2002
49 Shepherd Creek	Salt Lake City	UT	2001

(1)  Phase II of an operating retail property

Top Ten Tenants

(Ranked by Annualized Minimum Rent(1))

Tenant	Number of Leases	Leased GLA (000’s)	% of Leased GLA	AMR (000’s)	% of AMR
1 Costco	4	618,192	7.8%	$8,661	9.2%
2 Home Depot	4	472,163	5.9%	4,164	4.4%
3 The Sports Authority	6	266,472	3.4%	3,606	3.8%
4 Lowe’s	4	501,054	6.3%	2,583	2.7%
5 AMC Theaters	2	122,557	1.5%	2,567	2.7%
6 Marshalls	4	146,176	1.8%	2,553	2.7%
7 AT&T Wireless	1	126,005	1.6%	2,132	2.3%
8 K-Mart	3	351,775	4.4%	2,080	2.2%
9 Linens N Things	4	138,936	1.7%	2,006	2.1%
10 BJ’s Wholesale Club	2	218,505	2.8%	1,921	2.0%
	34	2,961,835	37.3%	$32,273	34.2%

(1)   Annualized Minimum Rent includes the joint-venture AMR and GLA but does not include the percentage rents or expense reimbursements

Real Estate Portfolio - Lease Expiration Schedule

(excludes month-to-month leases, ATM leases, Cell Tower leases, and Newport Centre)

Year	Total Number Leases Expiring	Leases w/ Options	Leased GLA	% of Leased GLA	AMR Expiring	% of AMR
2003	26	13	115,245	1.5%	1,538,950	1.6%
2004	61	42	231,697	2.9%	3,808,022	4.0%
2005	85	57	445,134	5.6%	5,942,719	6.3%
2006	62	44	377,649	4.8%	6,159,686	6.5%
2007	67	50	346,390	4.4%	5,440,577	5.8%
2008	32	24	189,606	2.4%	3,052,262	3.2%
2009	36	32	1,195,712	15.1%	16,168,636	17.1%
2010	33	30	524,456	6.6%	8,209,226	8.7%
2011	32	19	404,665	5.1%	5,218,971	5.5%
2012+	112	79	4,006,148	50.5%	38,251,216	40.6%
TOTAL	546	390	7,836,702	98.7%	$93,790,265	99.5%

Retail Vacancy & Net Absorption Change Analysis - Three Months Ended June 30, 2003

	Total SF	Leased SF	% Leased	Rent/Leased SF
March 31, 2003	8,780,038	8,155,348	92.9%	12.01
Acquisitions	0	0	0.0%	0.00
Net Absorption	753	(192,617)
Disposals	254,280	22,000	8.7%	37.12
June 30, 2003	8,526,511	7,940,731	93.1%	11.87

New Leases Signed Year-To-Date

(excludes ATM leases and Cell Tower leases)

	Retail Leases	Ground Leases
Number	22	0
Building SF	64,880	0
Land SF	—	0
Average Rent/SF	$16.22	$0.00

Vacancies - Prior Tenant Average Rent/SF as of June 30, 2003

(excludes vacancies from new construction or acquisition)

SF	585,780
Average Rate/SF	$16.98

Loss to Lease/Tenant Renewals - Three Months Ended June 30, 2003

(excludes, ATM leases and Cell Tower leases)

New Tenant (original tenant vacating)	0.8%
Tenant Renewal (original tenant remaining)	5.9%

Geographic Distribution

Quarter End June 30, 2003

RETAIL PORTFOLIO

State / Country	Number of Properties	Total GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	4	666,229	88.3%	$11.57	6,809,694	7.9%
California	9	1,153,691	99.3%	11.75	13,456,859	15.5%
Canada	—	—
Florida	6	2,338,153	94.1%	10.30	22,664,412	26.2%
Indiana	2	377,152	99.2%	6.45	2,410,729	2.8%
Kentucky	1	339,759	77.6%	20.49	5,401,112	6.2%
New Jersey	2	549,414	90.0%	11.05	5,465,209	6.3%
New York	2	454,182	75.8%	18.80	6,468,924	7.5%
Ohio	1	126,400	100.0%	5.14	650,000	0.8%
Oregon	1	153,450	85.6%	13.75	1,807,243	2.1%
Pennsylvania	1	307,771	92.3%	10.52	2,988,846	3.5%
South Carolina	2	364,399	99.3%	10.57	3,825,751	4.4%
Utah	—	—
Virginia	3	1,120,537	99.7%	13.07	14,597,365	16.9%

	34	7,951,137	93.5%	$11.65	$86,546,144	100.0%

Region
West	14	1,973,370	94.5%	11.83	22,073,796	25.5%
Outside U.S.	—	—	—	—	—	0.0%
East	20	5,977,767	93.1%	11.58	64,472,348	74.5%
	34	7,951,137	93.5%	$11.65	$86,546,144	100.0%

NON-RETAIL PORTFOLIO

State / Country	Number of Properties	Total GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	2	66,230	85.3%	$20.52	1,158,866	15.0%
California	2	208,162	100.0%	19.74	4,108,825	53.1%
Canada	1	159,832	72.2%	8.11	935,222	12.1%
Florida	1	141,150	91.8%	11.85	1,534,892	19.8%
	6	575,374	88.6%	$15.18	$7,737,804	100.0%

Region
West	4	274,392	96.4%	19.90	5,267,691	68.1%
Outside U.S.	1	159,832	72.2%	$8.11	935,222	12.1%
East	1	141,150	91.8%	11.85	1,534,892	19.8%
	6	575,374	88.6%	$15.18	$7,737,804	100.0%

DEVELOPMENT AND OTHER PROPERTIES

State / Country	Number of Properties	Total GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	1	N/A	NA		—	0.0%
California	5	518,058	73.4%	—	—	0.0%
Canada	—	—			—	0.0%
Florida	2	154,373	52.0%		—	0.0%
Utah	1	N/A	NA		—	0.0%
	9	672,431	68.5%	N/A	N/A	N/A

Region
West	7	518,058	73.4%
Outside U.S.	—	0
East	2	154,373	52.0%
	9	672,431	68.5%	N/A	N/A	N/A

Twelve Month Acquisitions & Dispositions Schedule

ACQUISITIONS

				Purchase Price
Property Name	Location	Property Type (1)	Month Acquired	Cash	Stock	Debt	Total	GLA	Anchor Tenants
Dulles Town Crossing	Sterling, VA	S	Aug-02	26,691,794	—	49,500,000	76,191,794	737,503	Wal-Mart, Sam’s Club, Lowe’s
Land (2)	Orlando, FL	L	Nov-02	7,324,000	—	—	7,324,000
Land (3)	Temecula, CA	L	Dec-02	4,423,000	—	—	4,423,000
				$38,438,794	$—	$49,500,000	$87,938,794	737,503

DISPOSITIONS

				Selling Price
Property Name	Location	Property Type (1)	Month Sold	Cash	Debt	Total	GLA	Anchor Tenants
Murphy Canyon Self-Storage	San Diego, CA	SS	Aug-02	21,066,000	8,622,000	29,688,000		Price Self-Storage
Solana Beach Self Storage	Solana Beach, CA	SS	Aug-02	16,282,000	—	16,282,000		Price Self-Storage
Azusa Self-Storage	Azusa, CA	SS	Sep-02	6,537,000	—	6,537,000		Price Self-Storage
Land-3 parcels	Scottsdale, AZ	L	Mar-03	2,910,000	—	2,910,000	—	N/A
Inglewood	Inglewood, CA	S	Apr-03	4,000,000	—	4,122,266	351,530	Costco, Colonial Treasures
New Britain	New Britain, CT	S	May-03	3,529,445	—	3,529,445	112,400
Northridge	Northridge, CA	S	Jun-03	5,850,000		5,850,000	22,000	Barnes & Noble

				$60,174,445	$8,622,000	$68,918,711	485,930

Real Estate Portfolio

Schedule of Debt - June 30, 2003

Property	Location	Interest Rate	Spread	Maturity	Balance (000’s)
Fixed Rate Debt:
Property Specific Debt
Excel Centre (Capital Lease)	San Diego, CA	4.43%	—	12/01/04	$11,684
Greensburg Commons (Capital Lease)	Greensburg, IN	7.77%	—	06/01/05	19,300
Scottsdale City Centre (Capital Lease)	Scottsdale, AZ	4.02%		08/30/03	3,100
Middleton - Lowes	Middletown, Ohio	7.63%	—	02/01/14	3,153
Safeway Center-Morgan Stanley-Wells	Phoenix, AZ	8.45%	—	02/01/17	4,269
Safeway Center-Greenwich Cap-Midland	Phoenix, AZ	7.24%	—	10/01/11	1,320
Anaheim Land	Anaheim, CA	6.00%	—	09/30/03	6,313
Kendale Lakes Plaza	Miami, FL	8.18%	—	02/01/09	28,588
Oakwood Plaza	Hollywood, FL	8.18%	—	02/01/09	65,764
Cross County Plaza	West Palm Beach, FL	9.00%	—	01/01/10	31,978
Cypress Creek Station	Ft. Lauderdale, FL	8.18%	—	02/01/09	23,030
Oakwood Business Park	Hollywood, FL	8.18%	—	02/01/09	10,048
Dulles Town Crossing	Sterling, VA	5.88%	—	09/01/12	49,009

TOTAL FIXED RATE PROPERTY SPECIFIC DEBT					$257,556

TOTAL FIXED RATE DEBT					$257,556

Variable Rate Debt:	Assumed Libor rate:	1.12%
	Prime rate	4.00%
Property Specific Debt
The Groves	Tempe, AZ	Libor	2.05%	12/01/06	16,457
Mesa Pavillions	Mesa, Arizona	Libor	2.05%	12/01/06	15,591
Millenia Plaza	Orlando, FL	Libor	1.30%	06/01/08	22,100
Newport on the Levee	Newport, KY
Construction loan		Libor	3.10%	03/31/04	28,500
Phase II		Prime	0.50%	03/01/04	4,738
Redhawk Town Center	Temecula, CA	Libor	1.50%	11/05/04	16,354
Millenia Plaza-Phase II	Orlando, FL	Libor	1.85%	03/28/05	3,585
GMAC Commercial Mortgage	Various (5 locations)	Libor	0.98%	06/01/04	121,375
TOTAL SECURED VARIABLE RATE DEBT					$228,700

TOTAL VARIABLE RATE DEBT					$228,700

		Total Weighted Average Fixed Rate Debt:			7.53%
		Total Weighted Average Variable Rate Debt:			2.80%

Unsecured Line of Credit	Assumed Libor rate:	1.12%

		Interest Rate	Spread	Maturity	Balance
Revolver		Libor	1.875%	09/01/04	$64,700
TOTAL VARIABLE RATE DEBT					$64,700

TOTAL DEBT					$550,956

		Total Weighted Average All Debt:			5.04%